UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

Beverly National Corporation

(Exact name of registrant as specified in its charter)

A Massachusetts Corporation	33-22224-B	04-2832201
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Cabot Street Beverly, Massachusetts	01915
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(978) 922-2l00

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 22, 2004, Beverly National Corporation issued the following press release related to earnings.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Exhibits.

99.1 Press Release dated October 22, 2004

Exhibit Index.

99.1    Press Release dated October 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Beverly National Corporation
Registrant

Dated: October 22, 2004	/S/ Peter E. Simonsen
Peter E. Simonsen
Treasurer, Principal Financial &
Accounting Officer